Guidance ï Vision ï Experience	American Beacon Retirement Income and Appreciation Fund	Ticker Symbol: Y: ACRYX Investor: AANPX

SUMMARY PROSPECTUS	MARCH 1, 2010 (Supplemented May 19, 2010)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus dated March 1, 2010, as amended May 4, 2010 and supplemented May 19, 2010, the statement of additional information dated March 1, 2010, as amended May 4, 2010, and the financial statements included in the Fund’s most recent report to shareholders, dated December 31, 2009, are all incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, most recent reports to shareholders and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to american_beacon.funds@ambeacon.com.

Investment Objective

The Fund’s investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

	Share classes
	Y	Investor
Management fees	0.30%	0.30%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.46%	0.71%
Acquired Fund Fees and Expenses	0.01%	0.01%

Total annual fund operating expenses[1]	0.77%	1.02%

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
Y	$79	$246	$428	$954
Investor	$104	$325	$563	$1,248

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

Approximately 75% of the Fund’s total assets are invested in fixed-income securities considered investment grade at the time of purchase. These securities may include obligations of the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; mortgage-backed securities; asset-backed securities; and Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances and other notes (collectively referred to as “investment grade fixed-income securities”). In an attempt to enhance the return of the Fund beyond the income offered by investment grade fixed-income securities, the Fund’s remaining total assets are invested in convertible and non-convertible debt obligations without regard to credit quality, as well as equity securities, warrants and options. The Fund seeks capital appreciation by investing in debt securities and convertible and equity securities of corporate issuers whose relative value is expected to increase over time.

The Manager currently allocates the Fund’s assets between itself and a sub-advisor. The Manager makes investment decisions regarding a portion of the Fund’s fixed-income securities. In determining which securities to buy and sell, the Manager employs a top-down fixed-income investment strategy, as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

Under normal circumstances, the Manager seeks to maintain a weighted average duration of three to seven

Summary Prospectus ï March 1, 2010	American Beacon Retirement Income and Appreciation Fund

years in the investment grade fixed-income portion of the Fund.

The sub-advisor invests in convertible securities but may invest up to 60% of its portion of the Fund’s total assets in non-convertible fixed-income securities. The sub-advisor may invest in investment grade fixed-income securities and securities rated below-investment grade or not rated, commonly referred to as “junk bonds.” The average term to maturity of the fixed-income securities held in the portion of the Fund’s portfolio managed by the sub-advisor will typically range from three to ten years.

The sub-advisor also may invest up to 40% of its portion of the Fund’s total asset in non-convertible equity securities, common stocks, preferred stocks, and U.S. dollar-denominated American Depositary Receipts. Historically, the sub-advisor’s investment process has led it to invest primarily in convertible securities of small to medium-sized companies with capitalizations of up to $25 million at the time of purchase that, in its opinion, provide opportunities for long-term capital appreciation. However, the Fund may also invest in well-established companies with large capitalizations.

In selecting securities, the sub-advisor may take into consideration such quantitative factors as an issuer’s present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure. The sub-advisor utilizes credit ratings by NRSROs as preliminary indicators of investment quality, in addition to its own credit research and analysis.

Principal Risks

Interest Rate Risk
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s portfolio is subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities. The equity portion of the Fund’s portfolio also is subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market.

Credit Risk
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down. For the portion of Fund assets invested in lower-quality debt securities, this risk will be substantial.

Prepayment and Extension Risk
The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Convertible Securities Risk
The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is strictly based on its yield and tends to decline as interest rates increase.

Derivatives Risk
The Fund may use derivatives, including warrants and options. Such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Fund to additional risks that it would not be subject to if they invested directly in the securities underlying those derivatives. Derivatives transactions may result in larger losses or smaller gains than otherwise would be the case. If the value of the underlying common stock falls below the exercise price of a warrant or option, the warrant or option may lose all value.

High Yield Securities Risk
Investing in junk bonds generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests.

Small and Medium Capitalization Companies Risk
Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small and medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Foreign Exposure Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Summary Prospectus ï March 1, 2010	American Beacon Retirement Income and Appreciation Fund

Securities Selection Risk
Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

Market Events
Turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Barclays Capital U.S. Aggregate Bond Index, which is the Fund’s primary benchmark. The table also shows how the Fund’s returns compare to the BofA Merrill Lynch All U.S. Convertibles Index, which tracks the performance of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The Retirement Income and Appreciation Composite Index is composed of the Linked Barclays Capital U.S. Aggregate Bond Index (75%) and the BofA Merrill Lynch All U.S. Convertibles Index (25%) to reflect the Fund’s allocation of its assets between fixed-income securities and convertible securities. The Lipper Intermediate Investment Grade Index shows how the Fund’s performance compares to a composite of mutual funds with similar investment objectives.

The chart and the table below show the performance of the Fund’s Investor Class shares for all periods. The Fund began offering Y Class shares on March 1, 2010. In the table below, the performance of the Investor Class shares is shown for the Y Class shares for all periods. The Investor Class shares class would have had similar returns to the Y Class because the shares are invested in the same portfolio securities. However, because the Investor Class had a different expense structure, its performance was different than the Y Class shares would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

Highest Quarterly Return:	6.61%
(1/1/04 through 12/31/09)	(3rd Quarter 2009)
Lowest Quarterly Return:	-4.19%
(1/1/04 through 12/31/09)	(3rd Quarter 2008)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2009
	Inception Date
	of Class			Since
Investor Class	6/30/2003	1 Year	5 Years	Inception
Return Before Taxes		14.21%	4.51%	4.48%
Return After Taxes on Distributions		12.79%	3.01%	3.12%
Return After Taxes on Distributions and Sale of Fund Shares		9.21%	2.99%	3.05%

Share class	Inception Date			Since
(before taxes)	of Class	1 Year	5 Years	Inception
Y Class	3/1/2010	14.21%	4.51%	4.48%

			Since
Indexes (reflects no deduction of fees, expenses or taxes)	1 Year	5 Years	Inception
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	4.51%
Linked Barclays Capital U.S. Aggregate Bond Index	5.93%	4.76%	4.12%
BofA Merrill Lynch All U.S. Convertibles Index	49.13%	2.69%	5.26%
Retirement Income and Appreciation Composite Index	15.61%	4.44%	4.58%
Lipper Intermediate Investment Grade Index	14.30%	4.18%	3.95%

[1]	After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s assets are currently allocated among the Manager and one investment sub-advisor, Calamos Advisors LLC, both of which have managed a portion of the Fund’s assets since July 2003.

Summary Prospectus ï March 1, 2010	American Beacon Retirement Income and Appreciation Fund

Portfolio Managers

American Beacon Advisors, Inc.

William F. Quinn, Executive Chairman	Since Fund Inception
Wyatt L. Crumpler Vice President, Asset Management	Since 2007
Cynthia Thatcher, Portfolio Manager	Since Fund Inception
Michael W. Fields Vice President of Fixed Income	Since Fund Inception
Patrick A. Sporl, Sr. Portfolio Manager	Since Fund Inception
Gyeong Kim, Portfolio Manager	Since Fund Inception

Calamos Advisors LLC

John P. Calamos Sr. President, Co-Chief Investment Officer	Since Fund Inception
Nick P. Calamos Senior Executive Vice President, Co-Chief Investment Officer	Since Fund Inception

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. You also may purchase, redeem or exchange Investor Class and Y Class shares through a broker-dealer or other financial intermediary. The minimum initial purchase or exchange into the Fund is $100,000 for Y Class shares and $2,500 for Investor Class shares. The minimum subsequent investment by wire is $500 for Investor Class shares. No minimums apply to subsequent investments by wire for Y Class shares. For Investor Class and Y Class shares, the minimum subsequent investment is $50 if the investment is made by check or exchange.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus ï March 1, 2010	American Beacon Retirement Income and Appreciation Fund
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